Long-term debt	12 Months Ended
Mar. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
Long-term debt
Long-term debt
Revolving facility
The Company has an agreement with a syndicate of lenders for a senior secured asset-based revolving facility in the amount of $200.0 with an increase in commitments to $250.0 during the peak season (June 1 - November 30), a revolving credit commitment comprising a letter of credit commitment in the amount of $25.0, with a $5.0 sub-commitment for letters of credit issued in a currency other than Canadian dollars, U.S. Dollars or Euros, and a swingline commitment for $25.0. The revolving facility matures on June 3, 2021. Amounts owing under the revolving facility can be drawn in Canadian dollars, U.S. dollars, Euros or other currencies. Amounts owing under the revolving facility may be borrowed, repaid and re-borrowed for general corporate purposes.
The revolving facility has multiple interest rate charge options that are based on the Canadian prime rate, Bankers’ Acceptance rate, the lenders’ Alternate Base Rate, European Base Rate, LIBOR rate, or EURIBOR rate plus an applicable margin, with interest payable quarterly. The Company has pledged substantially all of its assets as collateral for the revolving facility. The revolving facility contains financial and non-financial covenants which could impact the Company’s ability to draw funds. At March 31, 2019 and during the year, the Company was in compliance with all covenants.
As at March 31, 2019 and 2018, the Company had repaid all amounts owing on the revolving facility and related deferred financing charges in the amounts of $1.2 and $1.7, respectively, are included in other long-term liabilities. The Company has unused borrowing capacity available under the revolving facility of $165.5 as at March 31, 2019 (2018 - $97.8).
As at March 31, 2019, the Company had letters of credit outstanding under the revolving facility of $1.2 (2018 - $0.6).
Term loan
The Company has a senior secured loan agreement with a syndicate of lenders that is secured on a split collateral basis alongside the revolving facility, with an aggregate principal amount owing as at March 31, 2019 of $152.4 (US$113.8) (2018 - $146.6 (US$113.8)). The term loan bears interest at a rate of LIBOR plus an applicable margin of 4.00% payable quarterly or at the end of the then current interest period (whichever is earlier) in arrears, provided that LIBOR may not be less than 1.00%. The term loan matures on December 2, 2021. Amounts owing under the term loan may be repaid at any time without premium or penalty, but once repaid may not be reborrowed. The Company has pledged substantially all of its assets as collateral for the term loan. The term loan contains financial and non-financial covenants which could impact the Company’s ability to draw funds. As at March 31, 2019 and during the year, the Company was in compliance with all covenants.
As the term loan is denominated in U.S. dollars, the Company remeasures the outstanding balance and accrued interest at each balance sheet date.
The amount outstanding with respect to the term loan is as follows:

	2019	2018
	$	$
Term loan	152.4	146.6
Less unamortized portion of:
Original issue discount	(2.4)	(3.1)
Deferred financing fees	(0.9)	(1.2)
Embedded derivative	(0.5)	(0.7)
Revaluation for interest rate modification	(3.4)	(4.5)
	145.2	137.1

The Company recognized the fair value of the embedded derivative liability related to the interest rate floor of $1.4 at the inception of the term loan. The derivative will be remeasured at each reporting period and is included in other long-term liabilities. As at March 31, 2019, the value is $0.1 (2018 - $0.2).
On March 21, 2017, the Company prepaid $65.0 (US$48.8) of the outstanding principal balance of the term loan. After the prepayment, the applicable margin decreased from 5.00% to 4.00% which gave rise to a decrease in the fair value of the term loan that is being amortized over the remaining term.
During the year ended March 31, 2018, the term loan lenders syndicated their commitments under the loan agreement to a new group of lenders; the Company’s obligations under the loan agreement are substantially unchanged, and the syndication had no accounting impact. The Company incurred financing costs of $0.3 in connection with the syndication transaction, which will be amortized over the remaining term of the loan using the effective interest rate method.
Hedging transactions on term loan
On October 18, 2017, the Company entered into derivative transactions to hedge a portion of its exposure to foreign currency exchange risk and interest rate risk related to its term loan liability denominated in U.S. dollars.
The Company entered into a long-dated forward exchange contract to buy $75.0, or $59.4 in equivalent U.S. dollars as measured on the trade date, to fix the foreign exchange risk on term loan borrowings over the term to maturity (December 2, 2021). Unrealized gains and losses in the fair value of the forward contract are recognized in selling, general and administrative expenses in the statement of income.
The Company also entered into a cross-currency swap by selling $50.0, $40.0 in equivalent U.S. dollars, floating rate debt bearing interest at LIBOR plus 4.00% as measured on the trade date, and receiving $50.0 fixed rate debt bearing interest at a rate of 5.80%. This cross-currency swap has been designated at inception and is accounted for as a cash flow hedge, and to the extent that the hedge is effective, unrealized gains and losses are included in other comprehensive income until reclassified to the statement of income as the hedged interest payments and principal repayments (or periodic remeasurements) impact net income.
Concurrently, the Company entered into a second cross-currency swap by selling the $50.0 fixed rate debt bearing interest at a rate of 5.80% and receiving $50.0, or €34.0 in equivalent Euro-denominated fixed rate debt bearing interest at a rate of 3.84%. This cross-currency swap has been designated and is accounted for as a hedge of the net investment in its European subsidiary. Hedges of net investments are accounted for similarly to cash flow hedges, with unrealized gains and losses included in other comprehensive income. Amounts included in other comprehensive income are reclassified to net income in the period when the foreign operation is disposed of or sold.
Net interest and other finance costs
Net interest and other finance costs consist of the following:

	2019	2018	2017
	$	$	$
Interest expense
Revolving facility	2.4	2.3	2.4
Term loan	11.7	10.4	4.9
Credit facility	—	—	0.4
Subordinated debt	—	—	3.8
Other	—	—	0.3
Standby fees	0.6	0.4	0.2
Write off deferred financing costs on repayment of debt	—	—	3.9
Revaluation of term loan for change in interest rate	—	—	(5.9)
Interest expense and other finance costs	14.7	13.1	10.0
Interest income	(0.5)	(0.2)	—
Net interest and other finance costs	14.2	12.9	10.0